Exhibit 99.1

EARL SCHEIB, INC.

News Release

(for immediate release)

Company Contact:	DAVID I. SUNKIN
Vice President & General Counsel
(818) 981-9992 ext. 160

EARL SCHEIB ANNOUNCES IT HAS RETAINED THE INVESTMENT BANKING FIRM OF RYAN BECK & CO. TO EXPLORE STRATEGIC ALTERNATIVES

Sherman Oaks, CA, May 20, 2003 — Earl Scheib, Inc. (AMEX:ESH) today announced that it has retained the New York investment banking firm of Ryan Beck & Co., Inc. (“Ryan Beck”) to act as its exclusive financial advisor to assist management and the Board of Directors in the exploration of strategic alternatives available to the Company to enhance shareholder value.

Chris Bement, President and Chief Executive Officer, stated that, “We continue to be very focused on our mission to serve the best interests of our shareholders.  By hiring Ryan Beck and its experienced bankers who specialize in middle market companies, we express our belief that the Company’s current market capitalization does not reflect the true value of our strong position and opportunities in the aftermarket automotive paint and body industry.  Additionally, the Company’s solid asset base, including an extensive unencumbered real estate portfolio, should provide strategic opportunities that would leverage this asset base and the Company’s core competencies to enhance Earl Scheib’s long-term outlook.”

About Earl Scheib, Inc.

Earl Scheib, Inc., founded in 1937, is a nationwide operator of 124 retail auto paint and body shops located in more than 100 cities throughout the United States making it the largest company-owned chain in the industry.  In addition, Earl Scheib, Inc., through a wholly owned subsidiary, manufactures paint coating systems that are used not only by its paint and body shops, but are also sold to original equipment manufacturers.

About Ryan Beck & Co., Inc.

Founded in 1946, Ryan Beck & Co., Inc. provides financial advice and innovative solutions to individuals, institutions and corporate clients through over 30 offices in 13 states.  Ryan Beck’s Middle Market Investment Banking Group is uniquely positioned to offer advice and execute a full range of consulting and financial advisory services and financing transactions specifically for emerging growth and middle market companies.  Ryan Beck specializes in servicing the investment banking needs of financial institutions and clients in the consumer, retail, business services, healthcare and technology industries.

“Safe-Harbor” Statements Under the Private Securities Litigation Reform Act of 1995

Certain written and oral statements made by the Company may be “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995, including statements made in this news release and in filings with the Securities and Exchange Commission.  Generally, the words “believe”, “expect”, “hope”, “intend”, “estimate”, “anticipate”, “plan”, “will”, “project”, and similar expressions identify forward-looking statements which generally are not historic in nature.  All statements which address operating performance, events, developments or strategies that the Company expects or anticipates in the future are forward-looking statements.

Forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the Company’s past experience or current expectations.  The following are some of the risks and uncertainties that may impact the forward-looking statements:  the impact of the of the Company’s retail paint and body shop closures and operational restructuring, the effect of weather, the effect of economic conditions, the impact of competitive products, services, pricing capacity and supply constraints or difficulties, changes in laws and regulations applicable to the Company, the impact of advertising and promotional activities, the impact of the Company’s expansion of its fleet services division, new product rollout and Quality Fleet and Truck Centers, commercial coatings business, the potential adverse effects of certain litigation, financing, insuring or lending constraints, the impact of various tax positions taken by the Company and the risk that the identification or consummation of any particular transaction or strategic outcome is not assured.